Exhibit 99.1

AAR CORP. Investor Presentation Jefferies 2014 Global Industrials Conference August 11-14, 2014

Forward-Looking Statements 2 This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s Form 10-K for the fiscal year ended May 31, 2014. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission.

Company Overview 3

Established Niche Player Serving Global Aviation & Aerospace 4 Leading provider of Aviation Services and specialized Technology Products to commercial and defense/govt. markets NYSE: AIR Diversified $2.0B+ revenue stream Over 60 years as a market leader in aviation support Over 6,000 employees at more than 60 locations worldwide Customer-centric business model

5 An Industry Leader Across Multiple Businesses Aviation Services Technology Products Number one independent provider of aircraft maintenance, repair and overhaul (MRO) and modifications in North America and the third largest worldwide Operates network of six airframe repair facilities across the U.S Ranked among the top providers of aircraft parts and supply chain services in the world Supply chain management and logistics Component repair and repair chain optimization Distribution of OEM components Leading provider of Airlift Services 1,082 aircraft maintained, repaired or overhauled 341 airlines supported (cargo & commercial) Leading provider of Cargo Systems OEM: Airbus A320, A330, A340, A350 and A400M, Boeing 747-8, CH-47 helicopter Conversions: Airbus A330, Boeing 747-400 and 767-200/300 Manufactures the lightest certified cargo container in the industry Driving innovations in RFID, GPS location monitoring and fire containment Industry leader in Mobility Products Military, commercial and humanitarian applications

Diversified Portfolio Managed Through Two Segments 6 Commercial 46% ($0.9B) Defense 31% ($0.6B) MRO Supply Chain Airlift Aviation Services 77% ($1.5B)* Commercial 14% ($0.3B) Defense 10% ($0.2B) Machining Cargo Mobility Technology Products 23% ($0.5B)* * FY 2014. Commercial and Defense percentages based on total AAR Sales

Global Presence Serving Customers in More Than 100 Countries



SUPPLY CHAIN LOCATIONS

Abu Dhabi, UAE
Adelaide, Australia
Al Dhafra, UAE*
Amsterdam, Netherlands
Atlanta, Georgia*
Brussels, Belgium
Cherry Point, North Carolina*
Chicago, Illinois (Headquarters)
Doha, Qatar
Eindhoven, Netherlands*
Ft. Worth, Texas*
Garden City, New York
Greensboro, North Carolina
Hannover, Germany*
Havelock, North Carolina
Indianapolis, Indiana*
Jacksonville, Florida*
Lake Charles, Louisiana*
London, England
Macon, Georgia
McGuire AFB, New Jersey*
Melbourne, Australia
Nash, Texas
Ogden, Utah
Oklahoma City, Oklahoma*
Paris, France
Phoenix, Arizona*
Rio de Janeiro, Brazil
San Diego, California*
Saudi Arabia
Scott AFB, Illinois*
Shanghai, China
Singapore
Teterboro, New Jersey
Tokyo, Japan
Toronto, Canada*
Travis AFB, California*
Virginia Beach, Virginia*
Waddington, England*
Warner Robins, Georgia*
Windsor, Connecticut
Zhuhai, China*

MANUFACTURING LOCATIONS

Cadillac, Michigan
Clearwater, Florida
Goldsboro, North Carolina
Holmestrand, Norway
Huntsville, Alabama
Jiangsu, China
Kunshan, China
Lund, Sweden
Miesbach, Germany
Sacramento, California
Simi Valley, California
Singapore

MRO FACILITIES

Duluth, Minnesota
Hot Springs, Arkansas
Indianapolis, Indiana
Lake Charles, Louisiana
Miami, Florida
Oklahoma City, Oklahoma

AIRLIFT LOCATIONS

Afghanistan (8 sites)*
Melbourne, Florida
Entebbe, Uganda
Western Pacific (Guam)

AAR

* Co-located with customer facilities

7

7

Serving Niche and Growing Aviation Markets

Global MRO Market



$B
$89.0
$60.7
~21%
~22%
~20%
~23%
Modifications
Heavy Airframe
Line
Components
Engine
2013
2023

Parts Distribution & Surplus Parts Market



$B
~$17B
~$12B
~67%
~68%
B&GA Surplus
B&GA Distribution
Military Surplus
Military Distribution
Air Transport Surplus
2013
2021

Global Cargo Market



$B
~$1.4B
~$0.9B
Cargo Aftermarket
Cargo Commercial
Cargo Military
ULD Management
ULD Repair
ULD Manufacturing
2013
2021

Mobility Market



$B
~$1.3B
~$1.2B
Commercial
Humanitarian
Military
2013
2021

AAR®

Source: ICF International

Denotes AAR market presence

8

Customer–Centric Value Proposition 9 Aviation Services Technology Products * FY 2014. (Denotes growth vs. FY2013)

Diversified Platform Across Multiple Dimensions 10 Sales $2.0B+* Commercial (7.0%)* Defense (1.4%)* Aviation Svc. (3.4%)* Tech Prod. (9.2%)* * FY 2014. (Denotes growth vs. FY2013) NA (9.2%)* Europe 21.9%* Asia (0.7%)* RoW (11.3%)* Segment End-Market Geography

Strong Customer Relationships 11 NATO U.S. DoD U.K. MoD Colombian Air Force U.S. Marshals Service Airlines OEMs Cargo & Leasing Government

Financial Performance 12

Navigated Through Five Major Industry Cycles 13 Arab Oil Embargo Fuel Crisis Conflicts in Iran Economic Downturn Gulf War September 11 Attacks “Great Recession” 12% CAGR Sales ($B) After Each Down Cycle, AAR Has Emerged a Stronger and More Diverse Company

FY2014 Performance Highlights 14 Financial Operational Q4 2014 Sales of $505.4 million improved sequentially, but were lower than prior year period sales of $553.8 million Diluted EPS of $0.43, exceeding consensus of $0.41 Generated strong cash flow from operations of $63.1 million and free cash flow of $57.8 million FY2014 Diluted EPS of $1.83 and exceeding consensus of $1.81 FY Sales of $2.04B, down 4.8% over prior year Generated full year cash flow from operations of $139.8 million and free cash flow of $113.3 million Reduced net debt by $89 million Paid out ~$12M in dividends Aviation Services Strong performance in Supply Chain, with several new distribution contracts signed and the establishment of European hub in Brussels MRO opened sixth new facility in Lake Charles, LA, but faced difficult operating environment, with cyclical headwinds in landing gear and lower volumes in engineering services Airlift halved aircraft positions in the second half of the year, but achieved record operating profit Technology Products Began shipments of cargo sets for the A400M program Improved performance at A&I, with Composites turning positive operating results Slightly challenged performance of commercial cargo systems Mobility continued to be at cyclical low

Q4 FY2014 Income Statement Highlights 15 ($ in million) 4Q FY2014 4Q FY2013 3Q FY2014 4Q FY’14 Favorable / (Unfavorable) vs. 4Q’13 3Q’14 Sales $505.4 $553.8 $474.4 ($48.4) $31.0 Gross Profit % Margin $85.8 17.0% $90.1* 16.3% $78.7 16.6% ($4.3) 0.7% $7.1 0.4% SG&A % Margin $53.3 10.5% $52.5 9.5% $45.6 9.6% ($0.8) (1.0%) ($7.7) (0.9%) Operating Income % Margin $33.1 6.6% $38.6* 7.0% $33.7 7.1% ($5.5) (0.4%) ($0.6) (0.5%) Net Interest Expense $9.1 $9.6 $10.4 $0.5 $1.3 Income Tax $6.7 $8.7** $5.3 $2.0 ($1.4) Net Income $17.2 $20.1** $17.9 ($2.9) ($0.7) Avg. Dil. Shares 39.1 38.3 39.1 (0.8) - Diluted EPS $0.43 $0.50** $0.45 ($0.07) ($0.02) Street Consensus $0.41 $0.45 $0.47 ($0.04) ($0.06) * Adjusted for pre-tax KC–10 charge of $29.8 million. ** Adjusted for after-tax KC-10 charge of $19.5 million ($10.3 million tax impact). Improved Performance vs. 3Q FY2014

FY2014 Highlights 16 ($ in million) FY2014 FY2013 Favorable / (Unfavorable) Sales 2,035.0 $2,137.3 ($102.3) Gross Profit % Margin $340.2 16.7% $344.0* 16.1% ($3.8) 0.6% SG&A % Margin $197.6 9.7% $198.4 9.3% ($0.8) (0.4%) Operating Income % Margin $145.7 7.2% $152.4* 7.1% ($6.7) 0.1% Net Interest Expense $40.4 $40.1 ($0.3) Income Tax $32.1 $37.0** $4.9 Net Income $72.9 $74.5** ($1.6) Avg. Dil. Shares 39.1 40.6 1.5 Diluted EPS $1.83 $1.85** ($0.02) Street Consensus $1.81 $1.80 $0.01 * Adjusted for pre-tax KC–10 charge of $29.8 million. ** Adjusted for after-tax KC-10 charge of $19.5 million ($10.3 million tax impact). FY2014 EPS Performance Exceeding Consensus

*4Q FY2013 LTM EBITDA adjusted for $29.8 million KC-10 charge. ($ in million) 4Q FY2014 4Q FY2013 3Q FY2014 4Q FY’14 Favorable / (Unfavorable) vs. 4Q’13 3Q’14 Total Debt $634.0 $708.6 $714.4 $74.6 $80.4 Cash $89.2 $75.3 $114.7 $13.9 ($25.5) Net Debt $544.8 $633.3 $599.7 $88.5 $54.9 LTM EBITDA $234.8 $243.2* $239.2* ($8.4) ($4.4) Total Debt/ LTM EBITDA 2.7x 2.9x 3.0x 0.2x 0.3x Net Debt/ LTM EBITDA 2.3x 2.6x 2.5x 0.3x 0.2x Q-ly Operating Cash Flow $63.1 $75.1 $10.3 ($12.0) $52.8 FY Operating Cash Flow $139.8 $162.9 - ($23.1) - Q-ly Free Cash Flow $57.8 $61.4 $3.4 ($3.6) $54.4 FY Free Cash Flow $113.3 $125.3 - ($12.0) - Available Liquidity $424.5 $417.5 $439.9 $7.0 ($15.4) Balance Sheet and Cash Flow Highlights Maintaining Strong Balance Sheet & Credit Metrics 17

Leverage & Liquidity Levels 18 $ in million ($ in million) Q4’12 Q1’13 Q2’13 Q3’13 Q4’13 Q1’14 Q2’14 Q3’14 Q4’14 Total Debt 792.2 787.6 778.9 722.8 708.6 702.2 680.8 714.4 634.0 Cash 67.7 67.7 69.2 47.4 75.3 90.9 98.5 114.7 89.2 Available Cash 386.9 360.0 363.8 332.9 417.5 435.9 463.9 439.9 424.5 Total Debt / LTM EBITDA 3.5x 3.3x 3.2x 2.9x 2.9x 2.9x 2.8x 3.0x 2.7x Net Debt / LTM EBITDA 3.2x 3.0x 2.9x 2.7x 2.6x 2.5x 2.4x 2.5x 2.3x Continued Deleveraging Trend $89 Net Debt Evolution

AAR Today: A Diversified $2.0B+ Business 19 EPS Revenue ($B) $181M $203M $140M $180M $228M $243M $235M $1.4B $1.4B $1.4B $1.8B $2.1B $2.14B $2.04B ~$235M $2.10- $2.15B $1.80- $1.90 Diverse Capabilities + Unique Value Propositions = Steady Growth EBITDA EPS

20 AAR Non-Stop * Source: ATE&M Awards, 2014 ** Source: Airline Economics magazine, 2012

Appendix 21

22 Non-GAAP Disclosure Reconciliation ($ in millions) FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 Net income attributable to AAR $68.2 $56.8 $44.6 $69.8 $67.7 $55.0 $73.2 Provision for income taxes 36.6 27.5 21.0 33.6 25.5 26.8 32.1 Interest expense, net 27.7 30.0 25.8 30.3 36.5 40.1 40.4 Loss (gain) on debt extinguishment 2.0 (14.7) (0.9) (0.1) 0.7 0.3 - Loss (gain) on sale of investments (0.5) 1.4 1.2 - - - - Loss from discontinued operations net of tax 0.6 1.9 - - - - - Depreciation & amortization 39.6 40.1 38.9 57.8 72.0 79.7 80.4 Amortization of stock-based compensation 6.4 6.2 9.3 12.3 12.5 11.1 8.7 Gain on sale of product line - - - (5.9) - - - Impairment & non-recurring charges - 31.1 - 5.3 13.2 29.8 - Adjusted EBITDA $180.6 $180.3 $139.9 $203.1 $228.1 $242.8 $234.8 Pursuant to SEC Regulation G, the Company has included the following reconciliation of operating income reported on the basis of Generally Accepted Accounting Principles (“GAAP”) to Adjusted EBITDA on a non-GAAP basis. The Company believes the non-GAAP Adjusted EBITDA and ratios using Adjusted EBITDA are used by banks, debt holders and investors as important measures of the Company’s performance and ability to service debt obligations.